UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 27, 2019

BROADRIDGE FINANCIAL SOLUTIONS, INC.
(Exact name of registrant as specified in its charter)

DELAWARE
(State or other jurisdiction of incorporation)

001-33220	33-1151291
(Commission file number)	(I.R.S. Employer Identification No.)

5 Dakota Drive
Lake Success, New York 11042
(Address of principal executive offices)

Registrant’s telephone number, including area code: (516) 472-5400

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class:	Name of Each Exchange on Which Registered:	Trading Symbol
Common Stock, par value $0.01 per share	New York Stock Exchange	BR

Securities registered pursuant to Section 12(g) of the Act:  None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 27, 2019, the Board of Directors amended the Company’s Change in Control Severance Plan for Corporate Officers (the “CIC Plan”) to delete the provisions in the CIC Plan relating to accelerated vesting of equity-based compensation awards, with the intention of addressing such accelerated vesting in the applicable equity award agreements under the Company’s 2018 Omnibus Award Plan (the “2018 Omnibus Plan”).  The amendment is effective for awards granted more than six months after the date of the amendment unless consented to earlier by the equity award recipient.

The Compensation Committee of the Board of Directors has approved forms of award agreement for stock options, time-based restricted stock units and performance-based restricted stock units (“PRSUs”) that provide for double-trigger accelerated vesting upon a covered termination of employment occurring within two years following a Change in Control (as defined in the 2018 Omnibus Plan) as described below.

Under the award agreements applicable to stock options and time-based restricted stock units, in the event a Change in Control occurs and, within two years thereafter, the participant’s employment is terminated by the Company without “cause” or, in the case of executive officers, by the participant for “good reason” (as those terms are defined in the award agreements), the participant’s unvested stock options and unvested time-based restricted stock units will vest in full upon such termination of employment.

In the case of PRSUs, the award agreements provide that if a Change in Control occurs during the first year of the two-year performance period, the PRSUs will be treated as earned at their target value, and if a Change in Control occurs during the second year of the performance period, the PRSUs will be treated as earned based on actual Company performance through the last completed fiscal quarter prior to the Change in Control (with part year results annualized), subject in either case to vesting based on continued employment as required in the applicable award agreement.  However, if within two years after the Change in Control, the participant’s employment is terminated by the Company without “cause” or, in the case of executive officers, by the participant for “good reason,” the portion of the PRSU that is treated as earned will vest upon such termination of employment.

Item 9.01.	Financial Statements and Exhibits.

Exhibits.  The following exhibit is filed herewith:

Exhibit No.	Description

10.1	Amendment Number Two to the Broadridge Financial Solutions, Inc. Change in Control Severance Plan for Corporate Officers

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  September 27, 2019

BROADRIDGE FINANCIAL SOLUTIONS, INC.

By:	/s/ Adam D. Amsterdam
Name: Adam D. Amsterdam
Title: Vice President, General Counsel